                                                                    EXHIBIT 10.8

                        CONFIDENTIAL TREATMENT REQUESTED.
                          CONFIDENTIAL PORTION HAS BEEN
                            FILED SEPARATELY WITH THE
                       SECURITIES AND EXCHANGE COMMISSION








                           TECHNICAL SUPPORT AGREEMENT

                                     BETWEEN

                          TECHNOLOGY SERVICE SOLUTIONS

                                       AND

                              ODETICS, INCORPORATED

TECHNICAL SUPPORT AGREEMENT
--------------------------------------------------------------------------------


Maintenance and Related Services

This Technical Support Agreement (Agreement) is between Technology Service Solutions (herein after referred to as "TSS"), a general partnership under the laws of the State of New York, with its principal office at:

                           Valley Forge Office Center
                           580 East Swedesford Road
                           Wayne, PA  19087

and Odetics, Incorporated (herein after referred to as "The Company"), incorporated under the laws of the State of Delaware having an office at:

                           1585 S. Manchester Ave.
                           Anaheim, CA  92802

TSS and The Company mutually agree to the following:

This Agreement sets forth the terms and conditions under which TSS will provide maintenance and related services to The Company. TSS will provide such services to The Company based on transaction documents issued by The Company and accepted by TSS hereunder.

THIS AGREEMENT DOES NOT OBLIGATE EITHER PARTY TO PURCHASE ANY SERVICES, BUT ONLY ESTABLISHES THE TERMS AND CONDITIONS FOR SUCH TRANSACTIONS. THERE IS NO REPRESENTATION, WARRANTY, OR COMMITMENT TO DO ANY PARTICULAR AMOUNT OF BUSINESS HEREUNDER.

PRIOR TO COMMENCEMENT OF SERVICES UNDER THIS AGREEMENT, A COMPLETED STATEMENT OF WORK MUST BE SIGNED BY BOTH PARTIES. SUBSEQUENT TO THE SIGNING OF SUCH STATEMENT OF WORK, THE OBLIGATION OF TSS TO PROVIDE SERVICES AND RECEIVE PAYMENT FROM THE COMPANY SHALL BE BASED UPON THE ACCEPTANCE OF A TRANSACTION DOCUMENT BY TSS.

1.0      SCOPE OF WORK

TSS will provide installation, warranty service, maintenance, and other related services for end-users of eligible computer hardware and software products specified in Attachments to this Agreement.

Services provided will be described in each Statement of Work issued hereunder.

TSS reserves the right to use its selected subcontractors to provide these services.

2.0      DEFINITIONS

The term ATTACHMENT shall mean a document containing additional information regarding the business relationship, as well as additional terms and conditions. For example, an Attachment may be a Statement of Work, a price schedule, or an eligible machine listing.

The term STATEMENT OF WORK shall mean s signed document subject to the terms and conditions of this Agreement that specifically describes the responsibilities, obligations and any unique requirements of the services provided.

The term TRANSACTION DOCUMENT shall mean a document that contains specific information regarding The Company's requested services to be provided to its customers hereunder. Examples of such information include type of service, customer name and address, machine serial number and manufacturer name, and effective date.

The term PRODUCTS shall mean those eligible products listed in an Attachment, and installed in the United States and Puerto Rico.

The term DELIVERABLES shall mean parts and additional items and materials that may be necessary for TSS to fulfill its obligations under this Agreement.

The terms END-USER and CUSTOMER shall mean the user of the eligible products under this Agreement.

The term PARTS shall mean replacement parts necessary for TSS to perform services during the term of this Agreement, or any extensions thereof.

3.0      TERM, TERMINATION, AND CANCELLATION

The term of this Agreement shall be for one year from the date of its execution by both parties. This Agreement may be further extended by a written agreement of extension signed by both TSS and The Company.

Any conditions of this Agreement which, by their nature extend beyond its termination or cancellation, remain in effect until fulfilled and apply to respective successors and assignees.

TSS or The Company may terminate this Agreement, with or without cause, at any time upon at least ninety days prior written notice.

TSS or The Company may cancel this Agreement for a material breach by the other party of its obligations hereunder if that breach is not cured within thirty days after receiving written notice thereof.

4.0      CHARGES

The charges for services provided by TSS are listed in an Attachment. TSS may increase or decrease charges by providing ninety days written notice. Such charges will become effective on the first day of the applicable invoice period on or after the effective date specified in the notice.

5.0      PAYMENT TERMS

Unless otherwise specified in an Attachment, payment for services provided by TSS shall be net thirty days from receipt of an acceptable TSS invoice.

Payment will be made to the TSS address specified on the invoice.

6.0      TAXES

TSS will invoice all taxes applicable to the services provided.

7.0      WARRANTY

TSS warrants that it will perform all services in a skillful, competent, and workmanlike manner and in accordance with its description in an Attachment or a Statement of Work. Misuse, accident, unsuitable operating environment, modification, failure caused by a product for which TSS is not responsible, or operation outside of manufacturer's specifications may void this warranty. TSS does not warrant uninterrupted service or error-free operation.

THIS WARRANTY REPLACES ALL OTHER
WARRANTIES, EXPRESS OR IMPLIED, INCLUDING
BUT NOT LIMITED TO THE IMPLIED WARRANTIES
OF MERCHANTABILITY AND FITNESS FOR A
PARTICULAR PURPOSE.

8.0      CONFIDENTIAL INFORMATION

The Company understands that TSS does not wish to receive from The Company or any of its affiliates or authorized channels, any information which may be considered confidential or proprietary. The Company represents and warrants that no information will be provided that is confidential or proprietary to The Company or any of its affiliates or authorized channels or any third party, and TSS will not be obligated to retain in confidence or in any way restrict the use by TSS of any information received. In the event it becomes necessary to provide or exchange information that is deemed confidential or proprietary to The Company or TSS, such provision or exchange shall not take place prior to execution of a written confidentiality agreement.

9.0      PUBLIC DISCLOSURE

The parties agree not to disclose the terms and conditions of this Agreement without the express written consent of the other party, except as may be required by law or governmental rule or regulation, or to establish either party's rights under this Agreement; provided, however, that if one party seeks to disclose for reasons not requiring the other party's consent, that party will limit the disclosure to the extent required, will allow the other party to review the information disclosed and will apply where available, for confidentiality, protective orders and the like. Any review under this paragraph will not be construed to make the reviewing party responsible for the content of any disclosure.

10.0     RELATIONSHIP OF THE PARTIES

Neither party is the other's legal representative or agent for any purpose, and has no authority to, and shall not make any warranties or representations or create any obligations for the other party.

11.0     AMENDMENT

This Agreement may be amended, modified, or altered only in a writing duly executed by both parties to this Agreement.

12.0     ADVERTISING AND USE OF TRADEMARK AND SERVICE MARK

The Company agrees not to advertise the fact that TSS is providing services without the express written consent of TSS. Each party agrees not to use any trademark or service mark of the other party without its written consent, and nothing contained herein is intended to, or shall be construed to grant any license or right regarding any such trademark or service mark.

13.0     INDEMNIFICATION

Each party agrees to indemnify and hold the other party harmless from any and all claims, suits, actions, liabilities, and costs of any kind, including without limitation, reasonable attorney fees and all cost of litigation arising out of or pertaining to its negligent act or omission, or failure to perform any of its obligations hereunder.

14.0     LIMITATION OF LIABILITY

Each party's liability for actual damages from any cause whatsoever, except as otherwise stated in this section, will be limited to $100,000. This limitation will apply, regardless of the form of action, whether in contract or tort, including negligence. This limitation will not apply to claims by either party for bodily injury or damage to real property or tangible personal property for which the other party is legally liable.

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY LOST PROFITS, LOST SAVINGS, INCIDENTAL DAMAGES, OR CONSEQUENTIAL DAMAGES, EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

15.0     FORCE MAJEURE

Neither party will be considered in default or liable for any delay or failure to perform any of its obligations under this Agreement if such delay or failure arises directly or indirectly out of an act of God, acts of the public enemy, freight embargoes, strikes, quarantine restrictions, unusually severe weather conditions, insurrection, riot, and other such causes beyond the control of the party, provided the affected party notifies the other party.

16.0     ORDER OF PRECEDENCE

In the event of a conflict, the order of precedence shall be the terms and conditions of 1) the body of this Agreement, 2) its signed and unsigned Attachments, and 3) any transaction documents accepted by TSS hereunder.

17.0     SEVERABILITY

In the event that any term or condition contained herein is held to be invalid or unenforceable, the remaining terms and conditions shall be unaffected and shall continue to inure to the benefit of and to be binding upon the parties hereto.

18.0     SUCCESSORS

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and legal representatives.

19.0     LIMITATION ON ACTIONS

No action, regardless of form, arising out of or related to the transactions covered by this Agreement may be brought by one party against the other party more than two years after the cause of action arose.

20.0     ASSIGNMENT AND DELEGATION

Except as otherwise provided for in this Agreement, neither party shall assign any of its rights under this Agreement, or delegate any of its duties hereunder without the prior written consent of the other party. Any attempted assignment or delegation without such consent is void.

21.0     COMPLIANCE WITH GOVERNMENTAL LEGAL REQUIREMENTS

The parties agree to comply and do all reasonable things necessary to comply with all federal, state, and local laws, regulations, and ordinances relative to this Agreement.

22.0     WAIVER

Failure by either party to insist in any instance upon strict conformance by the other to any term or condition herein or failure by either party to act in the event of a breach shall not be construed as a consent to or waiver of any subsequent breach of the same or of any other term or condition contained herein.

23.0     NON-EXCLUSIVE AGREEMENT

Nothing in this Agreement will prohibit either party from performing like or similar services for any other person or entity.

24.0     THIRD PARTY BENEFICIARY

This Agreement is intended to benefit TSS and The Company and no other parties. It is the express intent of The Company and TSS that this Agreement is not a third-party beneficiary contract.

25.0     GOVERNING LAW AND FORUM

This Agreement shall be governed by the laws of the State of New York. Both parties expressly waive their right to a trial by jury for any action resulting from this Agreement.

26.0     STATEMENT OF NONRECOURSE

Technology Service Solutions is a New York general partnership and all of its obligations arising out of this Agreement are expressly nonrecourse to each partner and its beneficial owners.

27.0     COMPLETE AGREEMENT

This Agreement, its Attachments, and any transaction documents accepted by TSS hereunder constitute the entire agreement and understanding between the parties with respect to the services, and no oral or written representations, terms, conditions, or agreements, other that those set forth in this Agreement, its Attachments, and any transaction documents, have been relied upon or shall be binding upon the parties or imputed to them.


28.0     Authorization

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

Accepted and Agreed to:


Technology Service Solutions                  Odetics, Incorporated

By:  /s/ Alan R. Andrus                       By:  /s/ Carlos E. Valerio
   ----------------------------------            -------------------------------
          Authorized Signature                         Authorized Signature

Name:  Alan R. Andrus                         Name:  Carlos E. Valerio
     --------------------------------              -----------------------------
            (type or print)                               (type or print)

Title:  Sr. Vice President                    Title:  Operations Manager
      -------------------------------               ----------------------------
Date:  May 13, 1996                           Date:  May 9, 1996
     --------------------------------               ----------------------------

                  AMENDMENT TO THE TECHNICAL SUPPORT AGREEMENT
         BETWEEN TECHNOLOGY SERVICE SOLUTIONS AND ODETICS, INCORPORATED

The following modifications are added to the subject Agreement notwithstanding anything to the contrary therein:

     1.  SECTION 8.0  CONFIDENTIAL INFORMATION

         Delete this Section in its entirety and replace with:

         "TSS agrees that information marked with The Company's restrictive legend or that which is not marked and is disclosed orally and certain information provided by The Company to TSS, including end-user name, address, type of equipment, and terms and conditions upon which The Company provides services to such customers is considered by The Company to be Confidential Information. Confidential Information that is not marked with a restrictive legend or is disclosed orally shall be identified as confidential at the time of disclosure and The Company shall provide TSS a written confirmation within thirty business days. TSS will use the same care and discretion to avoid disclosure, publication, or dissemination of such information as it uses with its own similar information that it does not wish to disclose, publish, or disseminate. TSS agrees that it shall not (i) use any such information for its own business purposes; and (ii) disclose any such information to any third party, except that such information may be provided only to those contractors that have a need to know to provide support in fulfillment of TSS' obligations under this Agreement and have agreed in writing to be bound by the terms and conditions of this section. TSS agrees that Confidential Information shall be used only for purposes of providing services to The Company, as provided in this Agreement."

         "TSS agrees (i) not to reproduce the Confidential Information except as required for completion of the items defined in any Statement of Work, work order, or transaction document; and (ii) upon the request of The Company, to return or destroy the Confidential Information at the conclusion of the work done under the Statement of Work, work order, or transaction document."

         "TSS shall have no obligation to The Company with respect to Confidential Information of The Company that (i) is public through no breach of TSS; (ii) is independently developed by TSS; (iii) is known to TSS prior to its receipt from The Company hereunder, and not subject to confidentiality obligation; (iv) is rightfully received from a third party; or (v) is required to be disclosed by law."

     2.  SECTION 25.0 GOVERNING LAW AND FORUM

         Delete the first sentence of this Section in its entirety and replace with:

         "This Agreement shall be governed by the laws of the State of California."

In witness whereof, the parties hereto have caused this Amendment to be signed by their duly authorized representatives.

Accepted and Agreed to:


Technology Service Solutions                     Odetics, Incorporated

By:  /s/ Alan R. Andrus                          By:  /s/ Carlos E. Valerio
   --------------------------------                 ----------------------------
         Authorized Signature                           Authorized Signature

Name:  Alan R. Andrus                            Name:  Carlos E. Valerio
     ------------------------------                   --------------------------
            (type or print)                                (type or print)

Title:  Sr. Vice President                       Title:  Operations Manager
      -----------------------------                    -------------------------

Dated:  May 7, 1996

                           TECHNICAL SUPPORT AGREEMENT
                                     BETWEEN
                            ODETICS, INCORPORATED AND
                          TECHNOLOGY SERVICE SOLUTIONS


ATTACHMENT A - STATEMENT OF WORK (SOW)

1.0  GENERAL INFORMATION

1.1  PURPOSE

The purpose of this Statement of Work (SOW) is to fully describe the scope of work set forth in Section 1.0 of the Technical Support Agreement between Odetics, Incorporated (Odetics) and Technology Service Solutions (TSS) executed on May 8 and 13, 1996, respectively. This SOW is governed by the terms and conditions of said Technical Support Agreement. It also sets forth the work related responsibilities of both parties, in connection with Technology Service Solutions providing services to Odetics, Incorporated and its customers.

1.2  SCOPE

TSS will provide labor only annual maintenance service and labor only per incident service for Odetics Tape Library products. These product services and charges are specified in Section 7.5.

The type of services specifically required by individual relationships under custom proposals may vary. When applicable, separate Agreements and Attachments will be used to set forth the terms and conditions and charges. Implementation for such requirements will occur 30 days from notification by Odetics as mutually agreed to by TSS and Odetics. Pricing for these tasks must be submitted separately and developed on an individual basis.

Odetics will receive all VAR or end-user calls for service and retain responsibility for call administration and critical end-user management and escalation.

TSS will perform services on behalf of Odetics on products listed in Exhibit A, "Eligible Products List". The "Eligible Products List" will be revised from time to time by mutual agreement of the parties as Odetics engages TSS to perform service on additional products.

Should items not identified by Odetics for service be diagnosed as the cause of system failure, the CSR will contact Odetics to get approval for continued work.

Should the VAR or end-user request additional work be performed for which the CSR was not dispatched, the CSR will contact Odetics. If approved, Odetics will open a new call using the standard call placement methodology. CSRs will not perform additional work without prior approval.

1.3  PROJECT IMPLEMENTATION AND MANAGEMENT

TSS will provide Odetics with an Implementation Project Manager to ensure all startup activities are implemented in accordance with this Statement Of Work. The Implementation Project Manager will ensure customer familiarization with services, work with Odetics to integrate daily operating procedures, establish processes for call handling, tracking, and financial reporting, establish the operational systems to support those processes, and transition the account to a Central Site Manager. If required, the Project Manager will be re-engaged whenever new processes require implementation.

TSS will assign a Central Site Manager to Odetics to serve as a single point of contact over the life of the contract after implementation is completed. The Central Site Manager will direct TSS support for Odetics, monitor and ensure service levels are achieved, ensure timely and accurate reporting to Odetics, and resolve any problems that may occur.

1.4  TECHNICAL SUPPORT

Odetics will maintain a support desk with the necessary expertise, capabilities, and resources to dispatch TSS. Odetics support desk personnel will be available seven days per week, 24 hours per day.

Odetics will supply TSS all training required to maintain the products covered under this SOW. All diagnostic programs and/or procedures required for TSS to service the specified equipment will be supplied by Odetics.

All technical support will be provided by Odetics. Odetics will provide all technical assistance required to support the products specified in this SOW. This support will include remote assistance via telephone and, if required, on-site assistance. Average hold time for telephone assistance from Odetics will not exceed 10 minutes.

Electronic Customer Communications Option (ECCO) - TSS shall, at its own expense, include in its Maintenance Service to Odetics, the ECCO Capability which will provide for direct dispatch between Odetics and TSS. TSS shall be responsible for the operation and maintenance of ECCO. It is understood by Odetics that it does not acquire any right, title, or interest in the ECCO Capability which remains the exclusive property of TSS or its affiliates.

Odetics will be responsible for providing the equipment required for ECCO at its site.

Odetics end-users who attempt to place service calls directly with TSS will be instructed to contact Odetics.

The TSS electronic customer interface system will maintain ninety days of history on-line at the local database. Information available in ECCO will be limited to that which is available within ECCO's design capabilities.

Odetics will be able to access ECCO data on a daily basis to ascertain call status.

Voice will be used as a backup in the event that ECCO is not available.

1.5  SAFETY

TSS agrees to service the products listed in Exhibit A. If TSS determines that products may not meet TSS safety or serviceability standards, it will immediately suspend service and notify Odetics of the problem. TSS will not resume service until corrective action has been taken and the problem has passed TSS safety and serviceability standards.

Odetics agrees that all equipment serviced under this Agreement has received certification from Underwriters Laboratory (UL) or an equivalent and will be individually identified as such with the appropriate labeling.

1.6  EQUIPMENT ACCESS

Odetics agrees to inform the end-users of the eligible products that, to obtain service, the end-user must provide TSS with full, free, and safe access to the equipment.

1.7  RIGHTS TO MATERIALS

Odetics hereby grants to TSS the right to use pre-existing training information provided to TSS to develop and produce training materials and documentation to be used by TSS in which TSS retains all rights, title, and interest.

1.8  FIELD SERVICE SUPPORT

All technical support, including problem determination will be provided by Odetics. This support will include, when necessary, product engineers and technical specialists. On-site assistance will be provided by Odetics when necessary.

2.0  MAINTENANCE PLAN

2.1  MAINTENANCE STRATEGY- ODETICS HELP DESK

The service strategy for Odetics accounts requires Odetics to perform entitlement and problem determination on service calls and to dispatch a TSS Service Representative (CSR) using the standard call placement methodology.

2.2  SERVICE CALL FLOW

TSS will provide service to the Odetics accounts using the call flows depicted in Exhibit B. These call flows may change over time.

When the end-user experiences a problem it will call Odetics at 1-800-284-5101.

Odetics will screen all calls to:

     -   Verify service entitlement
     -   Obtain problem information and log pertinent end-user information
     -   Perform problem determination

Odetics will provide TSS with the following information at the time of dispatch:

     -   TSS Contract Number
     -   Call Billing/Type Code
     -   Odetics Work Order Number
     -   Odetics End-User Phone Number with Account ID
     -   End-User Name
     -   Contact Person
     -   Address
     -   Zip Code
     -   Contact Phone Number
     -   Platform Type (Exhibit C)
     -   Manufacturer and Model Number
     -   Serial Number
     -   Problem Description or Definition.
     -   Failing Part Description

Installation and hardware service calls will be routed directly to the appropriately trained CSR based on CSR training and availability.

Once the CSR has been dispatched, the CSR receiving the call will:

     -   Acknowledge the call
     - Obtain the part, if required, through the normal parts process or via Odetics
     -   Call the end-user within one hour to schedule service
     -   Update ECCO with Estimated Time of Arrival (ETA)

Once on-site, the CSR will:

     -   Verify machine serial number matches the serial number provided
     - Replace part(s) and/or repair machine as required - Call Odetics Technical Support if technical assistance is required
     -   Record all time using the Odetics Work Order number and TSS Problem
         Number

At conclusion of the call, the CSR will:

     - Complete Quality Service Activity Reporting (QSAR) record with contract number and service code (01 for maintenance and 44 for all other services)
     - Return the removed part, via the normal Used Part Return (UPR) method. The failed part will be returned to Odetics and the CSR will record the waybill number within the QSAR.
     -   Close the call
     -   Download NOVRAM and transmit the download to Odetics.

In the event that additional service is requested by the end-user while the CSR is on-site, the CSR will contact the Odetics Help Desk and a new call will be opened via ECCO.

2.3  DOCUMENTATION

If TSS is required to obtain necessary documentation for servicing the eligible products, Odetics will assume reproduction costs.

3.0  EDUCATION/TRAINING

3.1  SKILLS

TSS will dispatch appropriately trained CSRs at the time of service call placement

3.2  TRAINING

Odetics will schedule and make available to TSS CSRs, training classes for the products covered in this Statement of Work. CSRs assigned primary and backup coverage for Odetics products will attend classes providing "hands on" training. Odetics will make such video training available as required. The training class will be offered to TSS at no charge. Odetics will reimburse TSS for the per diem, and hotel expenses for the TSS employees attending the Odetics training classes.

4.0  PARTS SUPPORT

4.1  PARTS STRATEGY

TSS will maintain on consignment, within the TSS distribution network, an inventory of high usage parts, as identified by Odetics, for the products identified in Exhibit A. The parts kits provided by Odetics will contain parts to sufficiently support repair for, on average, 85% of all maintenance calls. Parts will be assigned a TSS part number. A UPR identification will be assigned to those parts that will be returned to the network for disposal or repair.

Low usage parts not included in the standard inventory will be obtained, as required, to meet required response/repair times and will be shipped by Odetics to a site designated by the CSR for next business day service.

4.2  MAINTENANCE PARTS LOGISTICS

TSS will provide maintenance parts distribution and logistics support to Odetics through existing network structure to meet the immediate and next day maintenance parts distribution requirements of Odetics.

Odetics is responsible for providing replenishment maintenance parts to the distribution network as requested by the administrators of the network.

4.3  SERVICES AND SUPPORT DESCRIPTIONS

TSS will provide Odetics with maintenance parts distribution using the existing parts distribution network which provides same day and next day delivery service. TSS will provide warehousing, inventory control, inventory management, transportation, and data management. TSS will ensure that Odetics parts are strategically stocked within the distribution network to the service delivery requirements set forth by Odetics and stated in this Statement of Work. This includes redistribution of excess inventory for emergency needs.

4.4  DISTRIBUTION NETWORK SUPPORT STRUCTURE AND SERVICES

TSS will use the existing distribution network to fulfill Odetics maintenance parts requirements, where applicable. TSS and Odetics will jointly develop the maintenance parts support strategy required for Odetics. In the event that parts are unavailable in the TSS network to fulfill Odetics requirements, TSS will refer these orders to Odetics for fulfillment at Odetics expense. All of Odetics inventories outside the TSS distribution network are the physical and financial responsibility of Odetics.

4.5  DISTRIBUTION SUPPORT SYSTEMS AND REPORTS

System generated reports containing Odetics inventory on consignment to TSS will be created and distributed to Odetics on a weekly basis for select reports, and on a monthly basis for other reports.

These reports will include inventory receipts, inventory disbursements, monthly inventory status, and reconciliation for those Odetics parts consigned to TSS and within the distribution network.

4.6  TRANSPORTATION EXPENSES

Inbound transportation expense to TSS from Odetics or Odetics maintenance parts suppliers is the responsibility of Odetics, and Odetics will assume the risk of loss or damage. Used part return transportation expense to Odetics or to Odetics repair sources is the responsibility of Odetics and Odetics will assume the risk of loss or damage.

4.7  INVENTORY

TSS will manage or have managed, maintenance parts on consignment from Odetics and maintain accurate inventory records. This inventory is paid for and owned by Odetics and is made available on a consignment basis. TSS is not liable for any sales/use tax reporting, insurance reporting, or personal property tax reporting. Odetics shall maintain comprehensive insurance covering the inventory from risk of loss. TSS will maintain the inventory and activity records for all Odetics parts on consignment to TSS. Full and complete access for audit/inspection of the Odetics inventory records under TSS control will be made available during normal business hours upon three business days prior written notice to TSS.

Odetics will label all parts with a TSS part number prior to shipment to the distribution network or directly to TSS CSRs. TSS part numbers will be assigned by TSS and made available to Odetics. Odetics will ship parts to TSS packaged to TSS specifications. TSS will not be responsible for any packaging materials or labor for the repackaging of Odetics parts.

Odetics will send an advanced shipping notice of part number, quantity, order number, and shipping destination to TSS at the time of shipment from Odetics or the Odetics supplier. TSS will utilize this information to pre-load its receiving system to reduce cycle time and hand key errors.

New defective or damaged parts will be reported to Odetics immediately upon detection. These parts will be returned to Odetics and Odetics agrees to accept all costs associated with their return. Odetics will have financial responsibility for all risk of loss, damage, or defect. Odetics will be responsible for replacing the new defective or damaged parts immediately.

TSS shall perform an incoming inspection of each shipment of Odetics parts to verify that content and piece quantity as stated on the packing list is accurate. Such inspection shall in no way obligate TSS or its representatives for responsibility for subsequent discovery of defect, loss, or damage to parts. In the event of a shortage, TSS will notify Odetics immediately and request the part shortage be shipped to TSS immediately.

TSS shall manage the Odetics parts inventory within the TSS network in accordance with the "then current" TSS standard inventory practices. TSS will perform a yearly count of all Odetics parts in the TSS network and reconcile inventory variances accordingly. TSS will achieve an annual Odetics inventory accuracy of 95.0% in dollar value. Any annual Odetics inventory variance below 95.0% will be reimbursed by TSS at the lower of PAR's base manufacturing cost or market rates.

Odetics will include a pre-paid FedEx mailer (Economy) for each part that is to be returned to a Odetics repair location. Transportation cost is the responsibility of Odetics. The TSS CSR will drop the used part at a FedEx shipping point within seven working days from completion of the repair activity. Once the part is returned to FedEx and the shipping way bill is noted in the comments section of the QSAR, TSS will hold no liability for the parts. TSS will assist Odetics with identifying Odetics parts and quantities that are obsolete or surplus. The decisions and approvals for scrap will be made by Odetics in writing. The establishment of all reserves relating to obsolescence and surplus is the responsibility of Odetics. Expense associated with scrap is the responsibility of Odetics.

Upon termination of this Agreement, TSS will provide a final report listing all parts inventory and Odetics stock available to Odetics. All costs incurred by TSS in preparing the Odetics inventory for shipment, and the transportation costs to move the Odetics inventory from the TSS network to a location specified by Odetics, will be the financial responsibility of Odetics. Odetics will assume all risk of damage or loss after supplied with proof of shipment from TSS, including waybill numbers.

The costs of shipment of spare parts to inventory and from service call locations (end-user sites) will be assumed by Odetics.

5.0  ADMINISTRATIVE SUPPORT

5.1  MACHINE TYPES AND MODELS

All ATL equipment types will be assigned a TSS machine type number consistent with the protocols required for TSS databases.

5.2  PARTS NUMBERS

TSS Part Numbers will be developed and assigned to product part numbers consistent with the protocols for TSS databases.

5.3  DISPATCH

Odetics will perform entitlement and problem determination for Service prior to contacting TSS.

Calls for service from VARs or end-users will be received by Odetics at 1-800-284-5101. The end-user will be requested to provide information identified in Section 2.2.

If an end-user should call TSS directly, the TSS representative will advise the end-user to contact Odetics at 1-800-284-5101 for assistance.

5.4  ACTIVITY REPORTING

TSS CSRs will use QSAR for service activity reporting. When recording QSAR entries for Odetics, the CSR will use appropriate TSS platform types, machine types, models and serial numbers, and service code as well as the TSS Contract Number.

TSS CSRs will use service codes 01 for maintenance service and 44 for all other services.

If the call has been properly placed via Odetics, the machine type and the correct machine serial number will be in the dispatch record and will automatically fill these fields when the CSR records the service activity.

6.0  SERVICE SUPPORT

6.1  TSS ON-SITE SUPPORT

TSS will provide a trained CSR to perform remedial maintenance who will be responsible for using the following recommended call flow:

     Contact the end-user indicated in the call record within one hour to schedule activity

     Provide ETA information via ECCO

     Provide on-site 7 x 24 hour service or installations as scheduled

     Obtain parts via the identified process

     Utilize technical support when necessary

     Update call with appropriate call coding including identifying the problem resolved

     Close resolved problems via portable terminal or via voice to the dispatch system on a timely basis

6.2  ODETICS TECHNICAL SUPPORT RESPONSIBILITIES

Odetics will:

     Provide entitlement assessment and problem determination

     Provide product and customer information as identified in Section 2.2

     Dispatch the call using ECCO with all necessary call information

     Provide current inventory information on end-user accounts

7.0  SERVICES

7.1  SERVICE AGREEMENT

This Agreement is for labor only annual maintenance service and labor only per incident service. The Principle Period of Maintenance (PPM) is as defined in
Section 7.5.

7.2  CUSTOMER SERVICE RESPONSE TIME

TSS shall provide telephone response to end-user maintenance calls for hardware service within one hour of being dispatched by Odetics. Service response times are as defined in Section 7.5.

7.3  INVOICES

TSS will provide invoice charges based on specific contract requirements or on a monthly basis for all service incidents completed. The invoices will include the following information:

     1.  Odetics Work Order Number
     2.  TSS Service Call Number
     3.  End-User Name
     4.  End-User Location
     5.  Date Call Received
     6.  Date Call Closed
     7.  Total labor hours or the per incident or fixed fee rate
     8.  Total charge per call
     9.  Total charges on the invoice.

The parties agree that when applicable, a blanket purchase order will be issued for administration and billing purposes only and will not modify or add to the terms and conditions of the Agreement. Any terms and conditions on the reverse side of such purchase order will not apply.

7.4  REPORTS

TSS will provide current and historic call information using ECCO. Current call progress can be displayed at any time during a service incident. The status of a selected call or all calls will be indicated at the time the request is made through ECCO.

Historic call status will provide information tailored to parameters set up to track desired objectives and information. ECCO 1.5 Users Guide describes current and historic data available to Odetics.

7.5  PRICING

FIXED-PRICE AGREEMENTS:

Labor Only Annual Maintenance:

Annual Maintenance Pricing, Labor Only (including PMs):

       ==========================================================================================
                                7x24x4             7x9x4             5x9x4             5x9BD
       ------------------------------------------------------------------------------------------
*        ACL2640                [     ]            [    ]            [    ]            [     ]
         (2PMs/Year)
       ------------------------------------------------------------------------------------------
         Billing Code           LLA1               LLA3              LKA1              LFA1
       ------------------------------------------------------------------------------------------
*        ACL4/52                [     ]            [    ]            [    ]            [     ]
         1PM/Year
       ------------------------------------------------------------------------------------------
         Billing Code           LLA2               LLA4              LKA2              LFA2
       ==========================================================================================


       Annual Maintenance Pricing Labor Only (excluding PMs):

       ==========================================================================================
                                7x24x4             7x9x4             5x9x4            5x9NBD
       ------------------------------------------------------------------------------------------
*        ACL2640                [     ]            [    ]            [    ]           [     ]
       ------------------------------------------------------------------------------------------
         Billing Code           LLA1               LLA3              LKA1             LFA1
       ------------------------------------------------------------------------------------------
*        ACL4/42                [     ]            [    ]            [    ]           [     ]
       ------------------------------------------------------------------------------------------
         Billing Code           LLA2               LLA4              LKA2             LFA2
       ==========================================================================================


       Per Incident Pricing, Labor Only:

       ==========================================================================================
                                7x24x4              7x9x4             5x9x4          5x9NBD
       ------------------------------------------------------------------------------------------
*        ACL2640                [     ]             [    ]            [    ]         [     ]
       ------------------------------------------------------------------------------------------
         Billing Code           LLAA                LLAC              LKAA           LFAA
       ------------------------------------------------------------------------------------------
*        ACL4/52                [     ]             [    ]            [    ]         [     ]
       ------------------------------------------------------------------------------------------
         Billing Code           LLAB                LLAD              LKAB           LFAB
       ==========================================================================================

       *CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

                                Price Conditions

    - Service to include labor only hardware support of the products listed for locations within the United States.
    -    Fees include labor, travel, and consigned parts inventory
         management.
    - Fees include the cost of sending TSS technicians to the Odetics provided on-site training course for areas with a quantity of Odetics products that dictate a trained technician; Odetics must proved course, materials, and tuition at no cost to TSS.
    - PMs will be provided at the time of a remedial maintenance call only when purchased as a part of the contract maintenance.
*   -    Pricing is based upon the contract volume reaching a minimum of [ ] months of the signature date of this SOW. If volumes do not reach the specified level, the contract is subject to cancellation.
*   -    Pricing is based upon manufacturer suggested MTBF; [ ]
    -    Odetics to provide video training sets for field disbursement.
    - Odetics to provide telephone technical support on a 7x24 basis.
    - Prices are valid for complete product line maintenance support.

7.6  AUTHORIZATION

Accepted and Agreed to:


TECHNOLOGY SERVICE SOLUTIONS              ODETICS, INCORPORATED

By:  /s/Alan R. Andrus                    By:  /s/Jack Johnson
   ----------------------------              -----------------------------------
       Authorized Signature                         Authorized Signature

Name:  Alan R. Andrus                     Name:  Jack Johnson
     --------------------------                ---------------------------------
          (type or print)                               (type or print)

Title:  Sr. VP                            Title:  Vice President, General Manage
      -------------------------                 --------------------------------

Dated:  9/17/96                           Date:  12 Sept 96
      -------------------------                ---------------------------------

*CONFIDENTIAL TREATMENT REQUESTED FOR REDACTED PORTION

EXHIBIT A
ELIGIBLE PRODUCTS LIST

Manufacturer product lines currently eligible for service under this Agreement are as follow:


         =============================================================
         Machine Type                         Description
         -------------------------------------------------------------
         ACL2640                   ATL Products Automated Tape Library
         -------------------------------------------------------------
         ACL4/52                   ATL Products Automated Tape Library
         =============================================================

EXHIBIT B
CALL FLOW

              End-User
              Requests
               Service

     No       Hardware                      Yes
               Future?

   No TSS                          Odetics Does Problem
Involvement                        Determination and, if
 with Call                         Possible, identifies
                                       Failing Part


                                      Odetics Places
                                     Service Call with
                                         TSS using
                                           ECCO


                                          TSS CSR
                                    Acknowledges Call,
                                    Calls Customer and
                                     Updates ECCO with
                                            ETA



           TSS Escalation               CRS On-Site
             Procedures      No         per Service    Yes
               Invoked                   Offering
                                        Requirement



                         Additional                  No     Call Complete      Yes
                 No         Parts                             within 4
                          Required?                             Hours

                             Yes

            Support Level               Additional
              Escalated               Parts Supplied                     Parts Returned
                                        by Odetics                       via Established
                                                                             Process



                                      Establish Parts
                                     Arrival Time and
                                      Reschedule with
                                         Customer

                                                                           Call Closed
                                                                           (Via ECCO)

EXHIBIT C
ODETICS PLATFORM TYPE MATRIX

Service calls will be placed using platform types to identify the correct level of service required. The following table represents the platform types to be used on the Odetics account. This list is subject to change as the project progresses.

================================================================================
Platform Type         Description             CSR Training
--------------------------------------------------------------------------------
2XTP                  Tape Library            Appropriate customer
                                              supplied training.  Laptop
                                              required for service.
--------------------------------------------------------------------------------
2XTP                  Tape Library            Appropriate customer
                                              supplied training.  Laptop
                                              required for service.
================================================================================

EXHIBIT D
ODETICS ESCALATION PROCEDURES

Escalation By TSS to Odetics:

================================================================================
                Contact                Title                      Phone
--------------------------------------------------------------------------------
Carlos Valerio                   Operations Manager            714-780-7902
================================================================================

Escalation By Odetics to TSS:

================================================================================
                Contact                Title                      Phone
--------------------------------------------------------------------------------
TSS Duty Manager                    Duty Manager               800-TSS-FIXX
--------------------------------------------------------------------------------
Gary Nelson                        Implementation              510-567-9939
                                   Project Manager
--------------------------------------------------------------------------------
Lou Federico                       Account Manager             817-962-7064
================================================================================